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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2002


                        COMPASS KNOWLEDGE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEVADA                    0-29615             87-0471549

(STATE OR OTHER JURISDICTION     (COMMISSION FILE        (IRS EMPLOYER
OF INCORPORATION OR              NUMBER)                 IDENTIFICATION
ORGANIZATION)                                            NUMBER)


                           2710 REW CIRCLE, SUITE 100
                              OCOEE, FLORIDA 34761
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (407) 573-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 (407) 656-7585
              (REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

                            WWW.COMPASSKNOWLEDGE.COM
                         (REGISTRANT'S WEBSITE ADDRESS)

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ITEM 5   OTHER EVENTS.

     By virtue of a Termination Agreement entered into on May 22, 2002, effective as of the close of business on Friday, May 24, 2002, the Registrant and its CFO and Treasurer, Anthony Ruben, have mutually agreed to a termination of Mr. Ruben's employment with the Registrant. The executive committee of the Registrant is in the process of identifying and interviewing qualified candidates to present to the Board of Directors for consideration as a replacement for Mr. Ruben.

     Attached as Exhibits 10.10 and 99.1, are copies of the Termination Agreement and press release, respectively that describes the nature and terms of Mr. Ruben's termination


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibit

          Exhibit Number           Descriptions
          --------------           ------------

          10.10                    Termination Agreement

          99.1                     Press Release dated May 23, 2002



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   COMPASS KNOWLEDGE HOLDINGS, INC.



Date: MAY 23, 2002                 BY: /s/ ROGERS W. KIRVEN, JR.
      ------------                     -------------------------
                                       Chief Executive Officer and Director

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